     UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

      FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of
     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

      CommunitySouth Financial Corporation
     (Exact name of registrant
     as specified in its charter)

South Carolina	000-51896	20-0934786
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

6650 Calhoun Memorial Parkway, Easley, South Carolina      29640

   (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (864) 306-2540

Not Applicable
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition

On February 15, 2008, CommunitySouth Financial Corporation, holding company for CommunitySouth Bank and Trust, issued a press release announcing its financial results for the year ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits

     (c)     Exhibits

      Exhibit No.       Exhibit

     99.1                Earnings Press Release for the year ended December 31, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITYSOUTH FINANCIAL CORPORATION

By:/s/ John W. Hobbs
Name: John W. Hobbs
Title: Chief Financial Officer

Dated: February 15, 2008

EXHIBIT INDEX

Exhibit Number           Description

99.1   Earnings Press Release for the year ended December 31, 2007.